UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or		Identification No.)
Organization)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 21 2007, Montpelier Re Holdings Ltd. (the “Registrant”) and two of its wholly-owned subsidiaries, Montpelier Reinsurance Ltd. and Montpelier Capital Limited, entered into a Standby Letter of Credit Facility Agreement (the “Facility”) with The Royal Bank of Scotland plc.

The Facility provided the Registrant with a secured £74 million standby letter of credit facility through December 31, 2012, which was to be used to support business written by its Montpelier Syndicate 5151.  On October 27, 2008, the Facility was amended and restated to provide the Registrant with a secured £110 million standby letter of credit facility through December 31, 2013 (the “Original Facility Agreement”).

On March 24, 2009, the Original Facility Agreement was amended to provide the Registrant with a secured $230,000,000 standby letter of credit facility through December 31, 2013 (the “Amended and Restated Facility”).  The Amended and Restated Facility will continue to be used to support business written by Montpelier Syndicate 5151.

The foregoing description of the Amended and Restated Facility, which became effective on March 25, 2009, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Facility, the Security Agreement and the Control Agreement. A copy of the Amended and Restated Facility is filed as Exhibit 10.1 to this Current Report on Form 8-K.  Copies of the Security Agreement and the Control Agreement were previously filed as Exhibits 99.2 and 99.3, respectively, to the Company’s Form 8-K filed June 25, 2007.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1

Amended and Restated Letter of Credit Facility Agreement dated March 24, 2009 among Montpelier Reinsurance Ltd. (as Company), Montpelier Re Holdings Ltd. (as Parent), Montpelier Capital Limited (as Account Party) The Royal Bank of Scotland plc and ING Bank N.V., London Branch (as Original Lenders and Mandated Lead Arrangers), and The Royal Bank of Scotland plc (acting as Agent and Security Trustee).

10.2

Security Agreement dated as of June 21, 2007 between Montpelier Reinsurance Ltd. (the Pledgor) and The Royal Bank of Scotland plc in its capacity as Security Trustee of the Finance Parties (incorporated herein by reference to Exhibit 99.2 to the Company’s Form 8-K filed June 25, 2007).

10.3

Control Agreement dated June 21, 2007, among Montpelier Reinsurance Ltd., The Royal Bank of Scotland plc, as Security Trustee for itself and the other lending institutions party to the Standby Letter of Credit Facility Agreement dated as of June 21, 2007, and The Bank of New York, as Custodian (incorporated herein by reference to Exhibit 99.3 to the Company’s Form 8-K filed June 25, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

March 24, 2009	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit No.	Description of Exhibit

10.1

Amended and Restated Letter of Credit Facility Agreement dated March 24, 2009 among Montpelier Reinsurance Ltd. (as Company), Montpelier Re Holdings Ltd. (as Parent), Montpelier Capital Limited (as Account Party) The Royal Bank of Scotland plc and ING Bank N.V., London Branch (as Original Lenders and Mandated Lead Arrangers), and The Royal Bank of Scotland plc (acting as Agent and Security Trustee).

10.2

Security Agreement dated as of June 21, 2007 between Montpelier Reinsurance Ltd. (the Pledgor) and The Royal Bank of Scotland plc in its capacity as Security Trustee of the Finance Parties (incorporated herein by reference to Exhibit 99.2 to the Company’s Form 8-K filed June 25, 2007).

10.3

Control Agreement dated June 21, 2007, among Montpelier Reinsurance Ltd., The Royal Bank of Scotland plc, as Security Trustee for itself and the other lending institutions party to the Standby Letter of Credit Facility Agreement dated as of June 21, 2007, and The Bank of New York, as Custodian (incorporated herein by reference to Exhibit 99.3 to the Company’s Form 8-K filed June 25, 2007).